UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2021

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-84976

(Commission File Number)

98-0358040

(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Lamperd Less Lethal Welcomes Two New Members to its Board of Directors

New Additions Bring Longstanding Experience and Expertise in the Increasingly Important Field of Less Lethal Security Solutions

SARNIA, ON / December 16, 2021 / Lamperd Less Lethal, Inc. (OTC PINK: LLLI), an innovation leader and manufacturer of advanced security solutions for law enforcement, military and security agencies worldwide, is pleased to welcome two new and highly qualified members to the company’s Board of Directors. The two additions are Municipal Enforcement Chief William H.C. Menzie and Specialized Weapons Technician Steve Smejkal. Both men are very familiar with Lamperd Less Lethal’s extensive product line and the company’s global marketing programs. Brief biographies can be found below.

CEO Barry Lamperd stated, “We are very fortunate to have these excellent new additions joining the Lamperd Less Lethal Board of Directors at this time. Their expertise and industry experience should be invaluable as we are currently working to significantly expand our market penetration in many new areas including the United States where there is tremendous need now for more effective and safer methods to deal with the many crises situations that are arising there. Both Chief Menzie and Mr. Smejkal have expressed their strong enthusiasm for working with me towards our goal of supplying the very best less lethal security solutions to many more peace keeping agencies in Canada, the US and around the globe.”

Chief William H.C. Menzie

Chief Menzie currently runs and owns Municipal Enforcement Unit (MEU) Consulting. There are two branches to MEU Consulting; the first is Enforcement Services, suppling enforcement officers for municipal and provincial legislation to 18 communities and 3 conservation areas. The other branch provides training services. As part of the Training branch Chief Menzie has helped develop By-law/MLEO programs for communities, trained their officers and helped them start programs for their communities. As part of that service Chief Menzie has also been involved in developing legislation for communities that he serves.

Chief Menzie has 35 years of experience in Law Enforcement and Security in both the private and public sectors. He is an instructor in Use of Force, De-escalation Training, Law Enforcement and Civilian, Restraints, Baton, Public Order, Less Lethal Munitions and Devices, Fox OC Instructor, Edged Weapon Defense, Note Taking/Investigations and Court Procedures, Video Surveillance and Body Cameras. He also has further training in the following areas: Vehicle Extraction, DOLA (Dog Owners Liability Act), Graffiti &Tagging Identification, Guns on the Street, Domestic Violence, Emergency Chemical and Biological Incidents, Emotionally Disturbed Persons and many other subjects.  Additionally, Chief Menzie is a security industry renowned expert in labor dispute security.

Chief Menzie has been involved with Lamperd Less lethal for over 25 years developing training programs and with the creation of new of products. His officers use some of the products developed by Lamperd Less Lethal while on duty.  Chief Menzie has always been a supporter and advisor to CEO Barry Lamperd.

Mr. Steve Smejkal

Steve Smejkal is a dual citizen of Canada and the United States of America. He spent 5 years in the Canadian Military and specialized in becoming a Weapons Technician.  Working on the Inglis Hi-Power pistol, C1 (Sterling) SMG, FN C1 and C2, C5 GPMG .30 cal, M2 HMG .50 cal Browning machinegun, along with the C7, C8 and C9 weapon systems. He has been an avid reloader for pistol, rifle and shotgun cartridges for over 35 years. Also, has been competitive with pistol, rifle and shotgun matches in both Canada and the USA.

As an extension of the above, Mr. Smeikal decided to give back to the community and became a Certified Range Officer and a Certified Club Level Handgun Safety Instructor over 6 years ago.  He performs safety services for all new members at his home range in Canada. He has been on the Executive Board of his home range for over 10 years and enjoys the interactions with the varied membership.

Mr. Smeikal is currently employed in the IT (Information Technology) field as an Enterprise Network Security Analyst and has been so for the last 22 years.

The addition of the above two members to the Lamperd Less Lethal Board of Directors replaces departing Board Members Terry Smith and Chief Ed Bogats, Jr. PhD at this time. However, Chief Bogats will remain active with the company in his ongoing role as Director of Training.

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About Lamperd Less Lethal:

Lamperd Less Lethal, Inc. (LLLI) is a developer, manufacturer and international sales company for advanced less lethal weapons, ammunition and other security products marketed to police, correctional, military and private security forces. The company manufactures and sells over 300 different products including small & large caliber projectile guns, flash-bang devices, pepper spray devices, 37mm & 40mm launching systems and interlocking riot shields. Lamperd also offers advisory services and hands-on training classes run by highly accredited instructors.

For more information visit: http://www.lamperdlesslethal.com.

This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.Safe Harbor for Forward-Looking Statements:This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Contact: Lamperd Less Lethal, Inc.

Barry Lamperd, President & CEO

(519) 344-4445

Email: info@lamperdlesslethal.com or sales@lamperdlesslethal.com

Company Website: http://www.lamperdlesslethal.com

Lamperd Less Lethal on Facebook: https://www.facebook.com/lamperdlesslethal

Lamperd Less Lethal on Instagram: https://www.instagram.com/llli_lamperd_lesslethal

Lamperd Less Lethal on Twitter: https://www.twitter.com/LLLI_LessLethal

Barry Lamperd on Twitter: Https://www.twitter.com/lamperd_llli

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

Date: December 16, 2021	By:	/s/ Barry Lamperd
Barry Lamperd
President

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